Exhibit 99.1

Contacts:	Michael Mitchell (Media)	Christopher M. Jakubik (Investors)
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KRAFT FOODS NAMES BOARDS OF DIRECTORS TO OVERSEE INDEPENDENT COMPANIES AFTER SPIN-OFF

Directors Bring Good Balance of Continuity and Fresh Perspectives to Each Company

NORTHFIELD, Ill. – Aug. 2, 2012 – Kraft Foods today announced the composition of the boards of directors for the two independent companies that will be launched at the spin-off of its North American grocery business, targeted for Oct. 1, 2012.

Following are the directors who will serve on each company’s board:

Mondelēz International, Inc. • Stephen Bollenbach • Lewis Booth • Lois Juliber • Mark Ketchum • Jorge Mesquita • Fred Reynolds • Irene Rosenfeld • Ruth Simmons • Jean-François van Boxmeer	Kraft Foods Group, Inc. • Abelardo Bru • John Cahill • Kevin Cox • Myra Hart • Peter Henry • Jeanne Jackson • Terry Lundgren • Mackey McDonald • Jack Pope • Follin Smith • Tony Vernon

As previously announced, Rosenfeld will be Chairman and Chief Executive Officer of the global snacks company, Mondelēz International, Inc. Cahill will be Executive Chairman of the North American grocery company, Kraft Foods Group, Inc., and Vernon, currently Executive Vice President and President, Kraft Foods North America, will be CEO.

“As we start a new chapter in our history, I’m delighted that the boards will include both current Kraft Foods Inc. directors who will provide continuity as well as new individuals who will bring fresh perspectives,” Rosenfeld said. “All of these directors are committed to strong corporate governance and bring a terrific mix of leadership skills and business experiences to drive the long-term success of both companies.”

The final effective date and terms of the spin-off of Kraft Foods Group are subject to the approval by the Kraft Foods Inc. board of directors and satisfaction or waiver of other conditions.

Mondelēz International, Inc.

In addition to Rosenfeld, the following individuals will serve on the Mondelēz International, Inc. board of directors:

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Stephen Bollenbach, 70, served as Co-Chairman and Chief Executive Officer of Hilton Hotels Corporation from May 2004 until his retirement in October 2007, and served as President and CEO from February 1996 to May 2004. Prior to that, he served as Senior Executive Vice President and Chief Financial Officer of The Walt Disney Company from September 1995 to February 1996. Bollenbach spent the previous 30 years in various financial leadership positions in the hospitality, real estate and financial services industries.

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Lewis Booth, CBE, 63, served as EVP and CFO of the Ford Motor Company from November 2008 until his retirement in April 2012. He was EVP, Ford of Europe, Volvo Car Corporation and Ford Export Operations and Global Growth Initiatives and EVP of Ford’s Premier Automotive Group, from 2005 to 2008. Prior to that, Booth held various executive leadership positions with Ford, including as Chairman and Chief Executive of Ford of Europe, President of Mazda Motor Corporation and President of Ford Asia Pacific and Africa Operations. He was employed continuously by the Ford Motor Company in positions of increasing responsibility since 1978.

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Lois Juliber, 63, Kraft Foods Inc. director since 2007, served as a Vice Chairman of the Colgate-Palmolive Company from July 2004 until April 2005. She served as Colgate-Palmolive’s Chief Operating Officer from March 2000 to July 2004, EVP – North America and Europe from 1997 until March 2000 and President of Colgate North America from 1994 to 1997. Prior to joining Colgate-Palmolive, Juliber spent 15 years at General Foods Corporation, in a variety of key marketing and general management positions.

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Mark Ketchum, 62, Kraft Foods Inc. director since 2007 and Lead Director since 2009, served as President and CEO of Newell Rubbermaid Inc. from October 2005 to June 2011 and was a member of its board of directors from November 2004 to May 2012. From 1999 to 2004, Ketchum was President, Global Baby and Family Care of The Procter & Gamble Company. Ketchum joined P&G in 1971, where he served in a variety of roles, including VP and General Manager – Tissue/Towel from 1990 to 1996 and President–North American Paper Sector from 1996 to 1999.

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Jorge Mesquita, 50, Kraft Foods Inc. director since May 2012, has been employed continuously by P&G in various marketing and leadership capacities since 1984. He has served as Group President – New Business Creation and Innovation since March 2012. He was Group President, Global Fabric Care from 2007 to 2011 and President, Global Home Care from 2001 to 2007, also serving as President of Commercial Products and President of P&G Professional from 2006 to 2007.

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Fredric Reynolds, 61, Kraft Foods Inc. director since 2007, served as EVP and CFO of CBS Corporation from January 2006 until his retirement in August 2009. From 2001 until 2006, Reynolds served as President and CEO of Viacom Television Stations Group and EVP and CFO of the businesses that comprised Viacom Inc. He also served as EVP and CFO of CBS Corporation and its predecessor, Westinghouse Electric Corporation, from 1994 to 2000. Prior to that, Reynolds served in various capacities with PepsiCo, Inc. for 12 years, including CFO at Pizza Hut, Pepsi Cola International, Kentucky Fried Chicken Worldwide and Frito-Lay.

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Ruth Simmons, 67, is President Emerita of Brown University and Professor of Comparative Literature and Africana Studies since 2001. Prior to that, Simmons served as President, Smith College from 1995 to 2001 and Vice Provost of Princeton University from 1991 to 1995. She served in various administrative positions at colleges and universities since 1977, including the University of Southern California from 1979 to 1983, Princeton University from 1983 to 1989 (and again from 1991 to 1995) and Spelman College from 1989 to 1991.

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Jean-François van Boxmeer, 50, Kraft Foods Inc. director since 2010. Van Boxmeer has been Chairman of the Executive Board and CEO of Heineken N.V. since 2005 and a member of its Executive Board since 2001. He has been employed continuously by Heineken in various capacities since 1984, including as General Manager of Heineken Italia from 2000 to 2001.

Kraft Foods Group, Inc.

In addition to Cahill and Vernon, the following individuals will serve on the board of directors of Kraft Foods Group, Inc.:

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Abelardo Bru, 63, served as Vice Chairman of PepsiCo, Inc. from 2004 until his retirement in February 2005. Prior to that, he served as Chairman and CEO, Frito-Lay North America from 2003 until 2004 and President and CEO, Frito-Lay North America, from 1999 to 2003. Bru was employed continuously by PepsiCo in various capacities since 1976, including as President and General Manager of Sabritas Mexico, PepsiCo’s largest international business, from 1992 to 1999. Bru has served on the boards of Office Depot and the SC Johnson Company and currently serves as Chairman of the Compensation Committee on the Kimberly-Clark board of directors.

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Kevin Cox, 48, has served as EVP, Human Resources of the American Express Company since April 2005. Prior to that, Cox spent 16 years at PepsiCo and Pepsi Bottling Group, where he served in a variety of human resources leadership positions. At Pepsi Bottling Group, Cox also had responsibility for strategy, business development and technology, in addition to human resources.

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Myra Hart, 71, Kraft Foods Inc. director since 2007, joined the faculty of the Harvard Business School in 1995 as a professor of management practice and retired to its senior faculty in 2008. From 1985 until 1990, Hart was a member of the team that founded Staples, Inc., leading operations, strategic planning and growth implementation in new and existing markets. She was Director of Marketing for Star Market, a division of SUPERVALU Inc., from 1983 to 1985.

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Peter Henry, 42, Kraft Foods Inc. director since 2011, has been Dean of the Leonard N. Stern School of Business at New York University since January 2010. Prior to that, Henry was on the faculty at Stanford University since 1997, where he held various positions, including Konosuke Matsushita Professor of International Economics, John and Cynthia Fry Gunn Faculty Scholar and Associate Director of the Stanford Center for Global Business and the Economy from 2008 to 2009, Professor of Economics from 2007 to 2008 and Tenured Associate Professor of Economics from 2005 to 2007.

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Jeanne Jackson, 60, has served as President of Direct to Consumer for NIKE, Inc. since March 2009. Prior to that, she served as the CEO of MSP Capital from January 2002 to March 2009 and CEO of Wal-Mart.com USA, LLC, from April 2000 to January 2002. Jackson served as President and CEO of the Banana Republic division of The Gap, Inc. from July 1995 to March 2000 and simultaneously as CEO for the Direct division, The Gap, Inc. from November 1998 to March 2000.

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Terry Lundgren, 60, Kraft Foods Inc. director since May 2012, has served as President and CEO of Macy’s, Inc. since 2003 and has served as a director since 1997, becoming Chairman of the Board in 2004. Prior to that, he served as the President and Chief Operating Officer from 2002 to 2003, President and Chief Merchandising Officer from 1997 until 2002 and Chairman and CEO, Federated Merchandising Group from 1994 until 1997. Prior to that, Lundgren was with The Neiman Marcus Group from 1988 to 1994, serving as Chairman and CEO, Neiman Marcus Stores from 1990 to 1994.

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Mackey McDonald, 65, Kraft Foods Inc. director since 2010, has served as a senior advisor to Crestview Partners since 2008. He served as CEO of VF Corporation from 1996 to January 2008 and as President from 1993 to 1996. He also served as a director of VF Corporation from 1993 and as Chairman from 1998 until he retired in August 2008.

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Jack Pope, 63, Kraft Foods Inc. director since 2001, has served as Chairman of PFI Group, LLC, since July 1994. From December 1995 to November 1999, Pope was Chairman of the Board of MotivePower Industries, Inc. Prior to that, Pope served in various capacities with United Airlines and its parent, UAL Corporation, including as Director, Vice Chairman, President, Chief Operating Officer, CFO and EVP, Marketing and Finance.

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Follin Smith, 52, served as EVP, CFO and Chief Administrative Officer of Constellation Energy Group, Inc., from December 2003 to May 2007, and as EVP and CFO from June 2001 to December 2003. Prior to that, she served as SVP and CFO of Armstrong World Industries Inc. from March 2000 to March 2001 and as VP and Treasurer from August 1998 to February 2000. Smith spent 13 years with the General Motors Corporation in various financial and leadership positions, most recently as CFO of General Motors’ former subsidiary, Delphi Chassis Systems, from May 1997 to August 1998.

About Kraft Foods

Kraft Foods Inc. (NASDAQ: KFT) is a global snacks powerhouse with an unrivaled portfolio of brands people love. Proudly marketing delicious biscuits, confectionery, beverages, cheese, grocery products and convenient meals in approximately 170 countries, Kraft Foods had 2011 revenue of $54.4 billion. Twelve of the company’s iconic brands – Cadbury, Jacobs, Kraft, LU, Maxwell House, Milka, Nabisco, Oreo, Oscar Mayer, Philadelphia, Tang and Trident – generate revenue of more than $1 billion annually. On Aug. 4, 2011, Kraft Foods announced plans to divide and create two independent public companies: a high-growth global snacks business and a high-margin North American grocery business. The transaction is expected to be completed on Oct. 1, 2012. A leader in innovation, marketing, health & wellness and sustainability, Kraft Foods is a member of the Dow Jones Industrial Average, Standard & Poor’s 500, NASDAQ 100, Dow Jones Sustainability Index and Ethibel Sustainability Index. Visit www.kraftfoodscompany.com and www.facebook.com/kraftfoodscorporate.

Forward-Looking Statements

This press release contains a number of forward-looking statements. Words, and variations of words such as “expect,” “will,” and similar expressions are intended to identify our forward-looking statements, including but not limited to, our plan to create two industry-leading public companies; timing of the spin-off; and expectations for the North American grocery company. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those indicated in our forward-looking statements. Please see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Kraft Foods disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation.

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